Note 12 - Right-of-Use Assets, Finance Lease Liabilities, Investments in Leaseback Vessels and Net Investment in Sales-type Leases - Finance Lease Obligations (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Finance lease liabilities – current	$ 2,592	$ 0
Finance lease liabilities – non-current	25,244	0
Total lease payments	$ 27,836	$ 0